UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-03835_

Value Line Centurion Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2020

Date of reporting period: June 30, 2020

Item I. Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/20 is included with this Form.

■ Value Line Centurion Fund, Inc.
Semi-Annual Report
To Contractowners

Stephen E. Grant,
Portfolio Manager
Objective:
Long-term growth
of capital
Inception Date:
November 15, 1983
Net Assets at
June 30, 2020:
$139,440,658
Portfolio
Composition at
June 30, 2020:
(Percentage of Total
Net Assets)
An Update from Fund Management (unaudited)
PRESIDENT’S LETTER
Dear Shareholders:
On behalf of all of us here at Value Line Funds, I hope this semi-annual report finds you and your families safe and well during these most challenging times.
Know that our long-term commitment to you, our Fund shareholders, remains unchanged. As such, we are pleased to present you with this semi-annual report for Value Line Centurion Fund, Inc. (the “Fund”) for the six months ended June 30, 2020.
During the semi-annual period, the Fund posted modestly negative absolute returns but outperformed the return of its benchmark index, the S&P 500® Index1, on a relative basis.
On the following pages, the Fund’s portfolio manager discusses the management of the Fund during the semi-annual period. The discussion highlights key factors influencing recent performance of the Fund. You will also find a Schedule of Investments and financial statements for the Fund.
Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended June 30, 2020, especially given the newsworthy events of the semi-annual period.
Economic Review
Overall, the moderate pace of economic growth that marked the beginning of 2020 was rather quickly and severely interrupted by the devastation wrought by the spread of COVID-19. Businesses and other workplaces were shut down in mid-March. The U.S. unemployment rate leapt from 3.5% at the end of 2019 to 14.7% in April 2020. Airplane travel and other forms of mass transportation came to a halt. The concurrent health and economic crises were seen worldwide, as most other countries were similarly hit by the virus, which had originated in China.
The lockdown remained in place for most of the semi-annual period, causing both the U.S. and global economies to go into a recession. U.S. Gross Domestic Product (GDP) growth, which registered 2.1% in the final quarter of 2019 dropped to an annualized growth rate of -5.0% in the first quarter of 2020. In large part because of the dramatic rise in unemployment, retail sales dropped precipitously. In January 2020, retail sales registered a growth rate of 0.8%. From February to May 2020, when the lockdown was most pronounced, retail sales fell to an annualized rate of -5.6%, an average decline of -1.4% per month. U.S. job growth also plummeted. For the first two months of 2020, U.S. job growth averaged 232,000 per month. But in April 2020 alone, the U.S. economy lost more than 20.5 million jobs. Manufacturing significantly weakened as well, with the Institute for Supply Management (ISM) Manufacturing Survey declining from a peak reading of more than 50 early in 2020 to a low of 41 in April, well below the level widely considered to be a sign of

About information in this report:
•
It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company. You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

Value Line Centurion Fund, Inc.

■ Value Line Centurion Fund, Inc.
Semi-Annual Report
To Contractowners

contraction in the manufacturing sector. The service sector, the largest sector of the U.S. economy, was impacted even more, shrinking for the first time in a decade. The ISM stated its service sector index fell to 41.8 in April 2020 from a reading of 52.5 just one month earlier.
With the situation dire, worry around potential corporate bankruptcies and mortgage defaults and fears of an economic depression taking hold drove monetary and fiscal authorities to spring into action. The U.S. Federal Reserve (the Fed) cut short-term interest rates from 1.5% to near zero, committed to buy an unlimited amount of U.S. Treasury and agency mortgage-backed securities, increased the scope of its asset purchase program to include investment grade and high yield corporate bonds, and started numerous credit facilities to help buoy the municipal bond market. Many other developed market central banks also added accommodation, while several emerging market central banks embarked on quantitative easing for the first time. On the fiscal front, the U.S. government enacted a more than $2 trillion relief bill, unleashing a massive stimulus plan to stem economic damage that included stimulus checks to many Americans, billions of dollars to the Small Business Administration to sustain businesses and increases to the amount Americans could obtain from unemployment insurance.
These monetary and fiscal measures successfully stemmed further significant declines in the capital markets and gave lifelines to the U.S. economy. Further buoying the U.S. economy were the number of workers able to work remotely from home. The infection, hospitalization and mortality rates began to subside as a result of protocols undertaken, particularly in the U.S.’ northeast, which had seen the worst of the pandemic. Additionally, in parts of the world, particularly in China and other countries in Asia, the virus subsided to the point that their economies largely reopened. As a result, the U.S. economy also began to gradually reopen—in phases. By June 2020, U.S. economic indicators had improved. The U.S. unemployment rate declined from 14.7% to 11.1%. Jobs increased by 2.5 million in May and 2.4 million in June, making some, albeit modest, headway toward recovering the more than 20 million lost in April. The manufacturing and service sectors showed sharper improvement, with the ISM Manufacturing Survey rising from 41 to 52.6, and the ISM’s service sector index increasing from 41.8 to 57.5 from April to May. With many pharmaceutical and biotechnology companies pouring money and effort into finding a COVID-19 vaccine, investors became increasingly optimistic that an economic recovery may be in sight.
However, by the end of the semi-annual period, in June 2020, the outcome of the pandemic-driven health and economic crises had become more clouded. There was a renewed spike in COVID-19 cases, especially in states in the South and Southwest. Those states, including Florida, California, Texas and Arizona, which were among the first in the U.S. to reopen, began to once again lock down certain establishments, such as restaurants and bars. Many economists were forecasting a U.S. GDP drop of approximately 30%, on an annualized basis, for the second quarter of 2020. Once again, the course of COVID-19 and prospects for the economy took on a magnitude of uncertainty rarely seen.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, returned -3.08% during the six months ended June 30, 2020, though this masks the heightened volatility. After registering its worst first quarter return on record, the S&P 500® Index soared in the second quarter of 2020 to record its best quarter since the fourth quarter of 1998.
The U.S. equity market began 2020 on a favorable note, with a stretch of positive returns that lasted into the second half of February. At that point, however, the spread of COVID-19 from China to the rest of the world made it clear the impact of the virus would be much more widespread than first thought. As containment efforts led to a gradual shutdown of the global economy, investors began to factor severe weakness in both growth and corporate earnings in the second and third quarters. The resulting sell-off gained steam throughout March, as investors rushed to exit higher risk assets and rotate into perceived safe havens, such as U.S. Treasuries. The downturn hit its low on March 23, at which point the major U.S. equity indices had given up all the gains of the past three calendar years. Exacerbating matters was the price of oil plunging to its lowest level since 2002, as the world’s largest oil producers failed to agree on whether to reduce output as demand collapsed. Equities subsequently recovered in the final days of the first quarter, thanks in part to the combination of extraordinary fiscal and monetary stimulus, described above. Although these initiatives helped stocks finish off their prior lows, markets remained volatile into quarter end, and U.S. equities finished the first quarter with their weakest calendar quarter since 2008.
While volatility remained high, the U.S. equity market soared back in the second quarter on a strong rebound in investor sentiment. On the heels of unprecedented monetary and fiscal stimulus, the prospect of a gradual reopening of U.S. businesses fueled optimism. Still, the majority of the rally occurred in April and May 2020, as renewed concerns about COVID-19 led to a relatively narrow gain in June.

Value Line Centurion Fund, Inc.

■ Value Line Centurion Fund, Inc.
Semi-Annual Report
To Contractowners

As was the case since 2017, growth stocks significantly outperformed value stocks across the capitalization spectrum of the U.S. equity market for the semi-annual period ended June 30, 2020. Within the U.S. equity markets, large-cap stocks performed best, followed at some distance by mid-cap stocks and then by small-cap stocks. (All as measured by the FTSE Russell indices.3)
In the S&P 500® Index, nine of the 11 sectors generated negative absolute total returns during the semi-annual period. Information technology and consumer discretionary were the only two sectors to post a positive total return, boosted by improved investor sentiment around the Fed’s record levels of stimulus to mitigate the economic effects of the COVID-19 pandemic, hopes of an easing of lockdown measures and promising developments on a potential COVID-19 vaccine. Energy and financials were the weakest performing sectors in the S&P 500® Index during the semi-annual period, the former on plunging oil and gas prices amid diminished demand and global oversupply and the latter as the series of emerging interest rates cuts by the Fed helped stabilize the financial system but also hurt banks’ net interest margins.
All told, the U.S. equity markets outperformed the international equity markets during the semi-annual period. Developed and emerging market equities, as measured by the MSCI EAFE Index3 and MSCI Emerging Markets Index3, respectively, posted semi-annual returns of -11.34% and -9.78%, respectively. International equity markets followed a similar path as U.S. equities, ending the first quarter of 2020 sharply lower and then rebounding in the second quarter. Also as in the U.S., most international governments and global central banks took extraordinary measures to limit financial market stress. The U.K. officially departed the European Union on January 31, but negotiations on its future trading relationship with the European Union were put on hold due to the pandemic. In Asia, China’s economy began to recover in the second quarter despite a record decline in its GDP. However, tensions between the U.S. and China re-escalated.
* * *
Of course, moving forward, we continue to monitor the latest updates related to COVID-19. Please be assured that we have well-established, comprehensive business continuity plans in place to manage your mutual funds through this situation. Just as we remain focused on long-term, strategic investing through all market conditions, we encourage you to do so as well.
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures since 1950—based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
To stay current with timely commentary and investment insights and/or if you have any questions or would like additional information on this or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus.
You may obtain free copies of the Fund’s prospectus, Statement of Additional Information or its annual or semi-annual shareholder reports or make shareholder inquiries by contacting your sponsoring insurance company or online at www.vlfunds.com/literature/order-literature. By phone: 1-800-243-2729.
The Value Line Funds are distributed by EULAV Securities LLC.
1
The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The FTSE Russell indices are a broad range of U.S. indices that allow investors to track current and historical market performance by specific size, investment style and other market characteristics. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

Value Line Centurion Fund, Inc.

■ Value Line Centurion Fund, Inc.
Semi-Annual Report
To Contractowners

PORTFOLIO MANAGEMENT COMMENTARY (Unaudited)
INVESTMENT OBJECTIVE
The Fund’s investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Centurion Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the six months ended June 30, 2020.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of -2.75% during the six months ended June 30, 2020. This compares to the -3.08% return of the Fund’s benchmark, the S&P 500® Index, during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
While the Fund posted negative absolute returns, it outperformed the S&P 500® Index on a relative basis during the six-month reporting period, driven by both effective stock selection and sector allocation decisions overall.
Further, during the annual period, growth-oriented stocks outpaced value-oriented stocks by a wide margin. This style preference by investors at large proved a plus for the Fund, which emphasizes growth over value. As large-cap stocks fared substantially better than mid-cap and small-cap stocks, the Fund’s performance was muted somewhat by the average market capitalizations of its holdings being less than that of the S&P 500® Index.
Which equity market sectors most significantly affected Fund performance?
The Fund benefited most from having underweights in the two weakest sectors in the S&P 500® Index during the semi-annual period—energy and financials, and indeed having no holdings at all in the energy sector. Effective stock selection in the industrials, materials and real estate sectors further boosted the Fund’s relative results.
Only partially offsetting these positive contributors was weak stock selection in the information technology sector, attributable primarily to not holding positions in the sector’s largest contributors, namely Microsoft and Apple, each of which posted a robust double-digit gain during the semi-annual period. Weak stock selection in the consumer discretionary sector also dampened the Fund’s relative results.
What were some of the Fund’s best-performing individual stocks?
The individual stocks that contributed most to the Fund’s relative results were pest control services provider Rollins, veterinary testing applications-focused medical equipment provider IDEXX Laboratories and software company Cadence Design Systems. Shares of each of these companies enjoyed robust double-digit gains during the semi-annual period on reports of operating results that held up well in the pandemic-dominating environment.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, the Fund was hurt most by not owning the three biggest components of the S&P 500® Index as measured by market capitalization—information technology giants Apple and Microsoft and consumer discretionary’s e-commerce behemoth Amazon.com. Each of these companies posted a robust double-digit gain during the semi-annual period. However, currently, the Fund does not typically invest in giant, mega-cap companies, with investment research and investment management firm Morningstar placing the Fund in its US Insurance mid-cap growth category.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.

Value Line Centurion Fund, Inc.

■ Value Line Centurion Fund, Inc.
Semi-Annual Report
To Contractowners

Did the Fund make any significant purchases or sales during the semi-annual period?
During the semi-annual period, we initiated new Fund positions in specialty finance company Jack Henry & Associates, camping grounds and seasonal resort communities real estate company Equity LifeStyle Properties and insurance company W.R. Berkley, which have each established, in our view, a consistent long-term history of good earnings growth and stock price growth.
Among those positions eliminated from the Fund during the semi-annual period were rail operator Canadian National Railway, electrical equipment manufacturer Amphenol and biopharmaceutical company Alexion Pharmaceuticals because each has no longer been delivering the consistent long-term growth we seek.
Were there any notable changes in the Fund’s weightings during the six-month period?
During the six-month period ended June 30, 2020, we shifted from an overweight allocation to consumer staples to a rather neutral exposure relative to the S&P 500® Index. There were no other notable changes in the Fund’s weightings during the six-month period ended June 30, 2020.
How was the Fund positioned relative to its benchmark index at the end of June 2020?
As of June 30, 2020, the Fund was overweighted relative to the S&P 500® Index in the industrials and materials sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, information technology, health care and real estate sectors on the same date. On June 30, 2020, the Fund was rather neutrally weighted to the consumer discretionary and consumer staples sectors and held no positions at all in the energy, communication services and utilities sectors.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

Value Line Centurion Fund, Inc.

■ Value Line Centurion Fund, Inc.
Semi-Annual Report
To Contractowners

Top Ten Holdings As of 6/30/2020 (Unaudited)*
Issue	Shares	Value	Percentage of Net Assets
Rollins, Inc.	143,000	$6,061,770	4.3%
Roper Technologies, Inc.	15,400	5,979,204	4.3%
Mettler-Toledo International, Inc.	7,400	5,961,070	4.3%
AutoZone, Inc.	5,000	5,640,600	4.0%
Fiserv, Inc.	51,200	4,998,144	3.6%
IDEXX Laboratories, Inc.	15,000	4,952,400	3.6%
Teledyne Technologies, Inc.	15,500	4,819,725	3.5%
Waste Connections, Inc.	51,300	4,811,427	3.5%
Church & Dwight Co., Inc.	61,600	4,761,680	3.4%
ANSYS, Inc.	15,800	4,609,334	3.3%
Sector Weightings vs. Index As of 6/30/2020 (Unaudited)
Sector Weightings—Percentage of Total Investment Securities*
*
Excludes short-term investments.

Value Line Centurion Fund, Inc.

■ Value Line Centurion Fund, Inc.
Semi-Annual Report
To Contractowners

Average Annual Total Returns (For periods ended 6/30/2020) (Unaudited)
	YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 11/15/1983
Value Line Centurion Fund, Inc.	(2.75%)	1.55%	12.08%	10.51%	13.92%	8.86%
S&P 500® Index	(3.08%)	7.51%	10.73%	10.73%	13.99%	10.95%
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (888)-Guardian (482-7342) or visit www.guardianOnLine.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.

Value Line Centurion Fund, Inc.

■ Value Line Centurion Fund, Inc.
Semi-Annual Report
To Contractowners

Fund Expenses (Unaudited)
By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of $1,000 invested on January 1, 2020 and held for six months ended June 30, 2020.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$972.50	$4.32	0.88%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.49	$4.42	0.88%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

Value Line Centurion Fund, Inc.

■ Value Line Centurion Fund, Inc.
 Schedule of Investments
June 30, 2020 (Unaudited)
Shares		Value
Common Stocks — 95.8%
Consumer Discretionary — 9.5%
Retail — 9.5%
5,000	AutoZone, Inc.*	$5,640,600
4,900	Domino’s Pizza, Inc.	1,810,256
5,200	O’Reilly Automotive, Inc.*	2,192,684
72,800	TJX Companies, Inc. (The)	3,680,768
		13,324,308
Consumer Staples — 6.8%
Food — 2.0%
21,500	J&J Snack Foods Corp.	2,733,295
Household Products — 3.4%
61,600	Church & Dwight Co., Inc.	4,761,680
Retail — 1.4%
13,100	Casey’s General Stores, Inc.	1,958,712
		9,453,687
Financials — 4.0%
Insurance — 4.0%
3,000	Alleghany Corp.	1,467,420
15,000	American Financial Group, Inc.	951,900
10,200	Arch Capital Group, Ltd.*	292,230
10,000	Berkley (W.R.) Corp.	572,900
13,500	RenaissanceRe Holdings, Ltd.	2,308,905
		5,593,355
Healthcare — 11.2%
Electronics — 4.3%
7,400	Mettler-Toledo International, Inc.*	5,961,070
Healthcare Products — 5.3%
2,600	Cooper Cos., Inc. (The)	737,464
10,700	DENTSPLY SIRONA, Inc.	471,442
20,600	Henry Schein, Inc.*	1,202,834
15,000	IDEXX Laboratories, Inc.*	4,952,400
		7,364,140
Healthcare Services — 1.6%
5,000	Chemed Corp.	2,255,350
		15,580,560
Industrials — 36.5%
Aerospace & Defense — 9.2%
41,033	HEICO Corp.	4,088,939
7,000	Northrop Grumman Corp.	2,152,080
6,000	Spirit AeroSystems Holdings, Inc. Class A	143,640
15,500	Teledyne Technologies, Inc.*	4,819,725
3,600	TransDigm Group, Inc.	1,591,380
		12,795,764
Commercial Services — 9.0%
3,500	Cintas Corp.	932,260
Shares		Value
Commercial Services — 9.0% (Continued)
20,500	Equifax, Inc.	$3,523,540
27,030	IHS Markit, Ltd.	2,040,765
143,000	Rollins, Inc.(1)	6,061,770
		12,558,335
Electrical Equipment — 2.9%
45,000	AMETEK, Inc.	4,021,650
Electronics — 4.3%
15,400	Roper Technologies, Inc.	5,979,204
Environmental Control — 5.0%
26,000	Republic Services, Inc.	2,133,300
51,300	Waste Connections, Inc.	4,811,427
		6,944,727
Housewares — 1.8%
38,000	Toro Co. (The)	2,520,920
Machinery Diversified — 2.2%
19,200	IDEX Corp.	3,034,368
Miscellaneous Manufacturers — 1.3%
16,000	Carlisle Companies, Inc.	1,914,720
Transportation — 0.8%
9,000	J.B. Hunt Transport Services, Inc.	1,083,060
		50,852,748
Information Technology — 17.5%
Commercial Services — 1.9%
4,700	Automatic Data Processing, Inc.	699,783
6,900	Gartner, Inc.*	837,177
6,600	WEX, Inc.*	1,089,066
		2,626,026
Software — 15.6%
15,800	ANSYS, Inc.*	4,609,334
5,500	Blackbaud, Inc.	313,940
11,600	Broadridge Financial Solutions, Inc.	1,463,804
25,000	Cadence Design Systems, Inc.*	2,399,000
5,200	Fair Isaac Corp.*	2,173,808
51,200	Fiserv, Inc.*	4,998,144
10,600	Jack Henry & Associates, Inc.	1,950,718
49,600	Open Text Corp.(1)	2,107,008
4,900	Tyler Technologies, Inc.*	1,699,712
		21,715,468
		24,341,494
Materials — 8.5%
Chemicals — 4.7%
17,000	Ecolab, Inc.	3,382,150
32,600	FMC Corp.	3,247,612
		6,629,762
Miscellaneous Manufacturers — 1.7%
21,000	AptarGroup, Inc.	2,351,580

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
 Schedule of Investments  (Continued)
June 30, 2020 (Unaudited)
Shares		Value
Common Stocks — 95.8% (Continued)
Packaging & Containers — 2.1%
42,400	Ball Corp.	$2,946,376
		11,927,718
Real Estate — 1.8%
REITS — 1.8%
8,000	American Tower Corp. REIT	2,068,320
8,000	Equity Lifestyle Properties, Inc. REIT	499,840
		2,568,160
Total Common Stocks (Cost $58,112,870)		133,642,030
Short-Term Investments — 5.9%
Money Market Funds — 5.9%
6,024,830	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.116%(2)	6,024,830
2,157,600	State Street Navigator Securities Lending Government Money Market Portfolio(3)	2,157,600
		8,182,430
Shares	Value
Short-Term Investments — 5.9% (Continued)
Total Short-Term Investments (Cost $8,182,430)	$8,182,430
Total Investments — 101.7% (Cost $66,295,300)	$141,824,460
Excess Of Liabilities Over Cash And Other Assets — (1.7)%	(2,383,802)
Net Assets — 100.0%	$139,440,658

*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of June 30, 2020, the market value of the securities on loan was $6,573,091.

(2)
Rate reflects 7 day yield as of June 30, 2020.

(3)
Securities with an aggregate market value of $6,573,091 were out on loan in exchange for collateral including $2,157,600 of cash collateral as of June 30, 2020. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(H) in the Notes to Financial Statements.

REIT
Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2020 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$133,642,030	$—	$—	$133,642,030
Short-Term Investments	8,182,430	—	—	8,182,430
Total Investments in Securities	$141,824,460	$—	$—	$141,824,460

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
 Statement of Assets and Liabilities
 Statement of Operations

June 30, 2020 (unaudited)

ASSETS:
Investment securities, at value (Cost – $66,295,300) (securities on loan, at value, $6,573,091)	$141,824,460
Dividends and interest receivable	88,304
Prepaid expenses	3,981
Receivable for capital shares sold	1,286
Receivable for securities lending income	704
Other receivables	22,082
Total Assets	141,940,817
LIABILITIES:
Payable upon return of securities on loan (See Note 1H)	2,157,600
Payable for capital shares redeemed	194,322
Accrued expenses:
Advisory fee	52,155
Service and distribution plan fees	31,307
Directors’ fees and expenses	979
Other	63,796
Total Liabilities	2,500,159
Net Assets	$139,440,658
NET ASSETS CONSIST OF:
Capital stock, at $1.00 par value (authorized 50,000,000, outstanding 4,335,401 shares)	$4,335,401
Additional paid-in capital	24,274,621
Total Distributable Earnings (Loss)	110,830,636
Net Assets	$139,440,658
Net Asset Value Per Outstanding Share ($139,440,658 ÷ 4,335,401 shares outstanding)	$32.16
For the Six Months Ended
June 30, 2020 (unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $6,459)	$549,501
Securities lending income (Net)	4,553
Interest	2,712
Total Income	556,766
Expenses:
Advisory fees	309,419
Service and distribution plan fees	275,780
Custody and accounting fees	30,184
Auditing and legal fees	24,985
Fund administration fees	15,415
Directors’ fees and expenses	9,609
Printing and postage fees	6,597
Compliance and tax service fees	5,842
Insurance fees	3,533
Registration and filing fees	957
Other	9,807
Total Expenses Before Fees Waived (See Note 5)	692,128
Less: Service and Distribution Plan Fees Waived	(88,256)
Net Expenses	603,872
Net Investment Loss	(47,106)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments	9,044,636
Foreign currency transactions	(243)
9,044,393
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	(13,269,561)
Foreign currency translations	(159)
(13,269,720)
Net Realized Gain/(Loss) and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	(4,225,327)
Net Decrease in Net Assets from Operations	$(4,272,433)

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
 Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019
Operations:
Net investment income/(loss)	$(47,106)	$131,220
Net realized gain on investments and foreign currency	9,044,393	26,213,157
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	(13,269,720)	13,593,679
Net increase/(decrease) in net assets from operations	(4,272,433)	39,938,056
Distributions to Shareholders from:
Distributable Earnings	—	(8,913,738)
Share Transactions:
Proceeds from sale of shares	764,308	1,693,892
Proceeds from reinvestment of distributions to shareholders	—	8,913,738
Cost of shares redeemed	(6,727,095)	(16,207,792)
Net decrease in net assets from capital share transactions	(5,962,787)	(5,600,162)
Total increase/(decrease) in net assets	(10,235,220)	25,424,156
NET ASSETS:
Beginning of period	149,675,878	124,251,722
End of period	$139,440,658	$149,675,878

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
 Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Six Months Ended June 30, 2020 (unaudited)	Years Ended December 31,
		2019	2018	2017	2016	2015
Net asset value, beginning of period	$33.07	$26.39	$26.39	$22.09	$20.71	$20.56
Income/(loss) from investment operations:
Net investment income/(loss)	(0.01)(1)(2)	0.03	0.02	0.06	0.05	0.05
Net gains/(losses) on securities (both realized and unrealized)	(0.90)	8.64	0.04	4.29	1.37	0.17
Total from investment operations	(0.91)	8.67	0.06	4.35	1.42	0.22
Less distributions:
Dividends from net investment income	—	(0.01)	(0.06)	(0.05)	(0.04)	(0.07)
Distributions from net realized gains	—	(1.98)	—	—	—	—
Total distributions	—	(1.99)	(0.06)	(0.05)	(0.04)	(0.07)
Net asset value, end of period	$32.16	$33.07	$26.39	$26.39	$22.09	$20.71
Total return*	(2.75)%(3)	33.07%	0.23%	19.71%	6.86%	1.08%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$139,441	$149,676	$124,252	$140,804	$132,726	$134,249
Ratio of gross expenses to average net assets(4)	1.00%(5)	1.01%	1.03%	1.01%	1.04%	1.04%
Ratio of net expenses to average net assets(6)	0.88%(5)	0.87%	0.89%	0.88%	0.90%	0.90%
Ratio of net investment income/(loss) to average net assets	(0.07)%(5)(7)	0.09%	0.06%	0.23%	0.21%	0.18%
Portfolio turnover rate	6%(3)	15%	3%	1%	4%	5%

*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Per share amounts are calculated based on average shares outstanding during the period.

(2)
Includes income resulting from special dividends. Without these dividends, the per share value would have been $(0.05).

(3)
Not annualized.

(4)
Ratio reflects expenses grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor.

(5)
Annualized.

(6)
Ratio reflects expenses net of the waiver of the service and distribution plan fees by the Distributor.

(7)
Includes income resulting from special dividends. Without these dividends, the ratio would have been (0.30)%.

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
 Notes to Financial Statements

June 30, 2020 (unaudited)

1.
Significant Accounting Policies

Value Line Centurion Fund, Inc. (the “Fund”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, whose primary investment objective is long-term growth of capital. Substantially all of the Fund’s net assets are invested in common stocks as the investment adviser, EULAV Asset Management (the “Adviser”), deems appropriate.. The Fund is part of the Value Line Family of Funds (the “Value Line Funds”), a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Fund’s valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements:   The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and sets out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

■ Value Line Centurion Fund, Inc.
 Notes to Financial Statements (Continued)

June 30, 2020 (unaudited)

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
(C) Federal Income Taxes:   It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of June 30, 2020, and for all open tax years, management has analyzed the Fund’s tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Securities Transactions and Distributions:   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.
(E) Foreign Currency Translation:   The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(F) Representations and Indemnifications:   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(G) Foreign Taxes:   The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

■ Value Line Centurion Fund, Inc.
 Notes to Financial Statements (Continued)

June 30, 2020 (unaudited)

(H) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. The Fund is protected by State Street in the event of counter-party default (the Fund accepts a smaller rebate for this protection). Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in “Securities lending income (Net)” on the Statement of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds’ collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.
The Fund may enter into a joint repurchase agreement whereby its uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities or cash collateral marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedule of Investments.
As of June 30, 2020, the Fund was not invested in joint repurchase agreements.
As of June 30, 2020, the Fund loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Value of Securities Loaned	Value of Collateral*	Total Collateral (including Calculated Mark)**
$6,573,091	$6,635,273	$6,714,290

*
The Fund received cash collateral of $2,157,600, which was subsequently invested in the State Street Navigator Securities Lending Government Money Market Portfolio as reported in the Schedule of Investments. In addition, the Fund received non-cash collateral of $4,477,673, in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Schedule of Investments.

**
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Fund as of the next business day.

The following table represents the amount of payables for cash collateral received on securities on loan as shown on the Statement of Assets and Liabilities as of June 30, 2020.
	Remaining Contractual Maturity of the Agreements As of June 30, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$2,157,600	$—	$—	$—	$2,157,600
Total Borrowings	$2,157,600	$—	$—	$—	$2,157,600
Gross amount of recognized liabilities for securities lending transactions					$2,157,600

■ Value Line Centurion Fund, Inc.
 Notes to Financial Statements (Continued)

June 30, 2020 (unaudited)

(I) Other Risks:   An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in late 2019 and has been declared a pandemic by the World Health Organization. The impact of COVID-19 could be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments. This may impact liquidity in the marketplace, which in turn may affect a fund’s ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a fund from executing advantageous investment decisions in a timely manner and negatively impact a fund’s ability to achieve its investment objective.
(J) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.
Capital Share Transactions, Dividends and Distributions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in capital stock were as follows:
	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019
Shares sold	24,835	52,961
Shares issued to shareholders in reinvestment of dividends and distributions	—	276,566
Shares redeemed	(215,556)	(511,198)
Net decrease	(190,721)	(181,671)

3.
Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments for the period ended June 30, 2020, were as follows:
Purchases of Investment Securities	Sales of Investment Securities
$8,536,867	$15,703,427
The Fund is permitted to effect purchase and sale transactions with affiliated funds under procedures adopted by the Board. The procedures have been designed to seek to ensure that any such security transaction complies with certain conditions of Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the period ended June 30, 2020, the Fund engaged in such transactions in the following amounts:
Purchases of Investment Securities	Sales of Investment Securities	Realized Gain (Loss)
$2,263,670	$ —	$ —

■ Value Line Centurion Fund, Inc.
 Notes to Financial Statements (Continued)

June 30, 2020 (unaudited)

4.
Income Taxes

At June 30, 2020, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were:
Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation) on Investments
$66,295,300	$78,895,747	$(3,366,587)	$75,529,160
As of December 31, 2019 the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	Undistributed Long-term Gain	Other Timing Differences	Unrealized Appreciation	Capital Loss Carryforwards	Late Year Deferrals
$125,626	$26,203,905	$159	$88,773,379	$—	$—
The tax composition of distributions to shareholders for the years ended December 31, 2019 and December 31, 2018 were as follows:
	2019	2018
Ordinary income	$85,994	$317,206
Long-term capital gain	8,827,744	—
	$8,913,738	$317,206

5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

For providing advisory services to the Fund and managing Fund’s investments for the period ended June 30, 2020, the Adviser was paid a fee at an annual rate of 0.45% of the Fund’s average daily net assets. The investment advisory agreement between the Fund and the Adviser provides for a combined fee for both advisory services and Administrative Services (as defined in the investment advisory agreement) at an annual rate equal to 0.50% of Fund’s average daily net assets. Effective May 1, 2018, the advisory fee was reduced following the unbundling of fee from amounts payable for administration and fund accounting services. The Adviser provides (or arranges for the provision of) such Administrative Services pursuant to a separate administration agreement with the Fund. An advisory fee of $309,419 was paid or payable to the Adviser for the period ended June 30, 2020.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, LLC (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the period ended June 30, 2020, fees amounting to $275,780, before fee waivers, were accrued under the Plan. On August 1, 2015, and voluntarily renewed annually, the Distributor contractually agreed to reduce the fee under the Plan by 0.13%. For the period ended June 30, 2020, the fees waived amounted to $88,256. The Distributor has no right to recoup previously waived amounts.
The Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets or another equitable method.

Semi-Annual Report
FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE
OF THE INVESTMENT ADVISORY AGREEMENT FOR
VALUE LINE CENTURION FUND, INC.
The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not “interested persons” of Value Line Centurion Fund, Inc. (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of the Fund’s investment advisory agreement (the “Agreement”) with its investment adviser, EULAV Asset Management (the “Adviser”).
As part of the process in considering the continuance of the Agreement, the Board requested, and the Adviser provided, such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Fund and any officers of the Adviser. In considering the continuance of the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors and representatives of Broadridge Financial Solutions, Inc., an independent mutual fund board consulting service.
Both in the meeting specifically focused upon the review of the Agreement and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information regarding, among other things: (i) the Fund’s investment performance, performance-related metrics and risk-related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Broadridge Financial Solutions, Inc. utilizing the classification system of Morningstar, Inc., an independent evaluation service (together, “Broadridge/Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Broadridge/Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) the arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which were effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Directors reviewed information for the Fund, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying the Fund within a Category, Broadridge/Morningstar considered the characteristics of the Fund’s actual portfolio holdings over various periods of time relative to the market and other factors that distinguish a particular investment strategy under Broadridge/Morningstar’s methodology with the objective to permit meaningful comparisons. Broadridge/Morningstar classified the Fundwithin its Mid-Cap Growth category.
In preparing a Peer Group for the Fund, Broadridge/Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying the Fund within a Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Generally, the final Peer Group consists of funds that range in net assets from twice-in-size to half-in-size of the Fund and includes roughly equal numbers of funds that are smaller and larger than the Fund. Broadridge/Morningstar prepared the Peer Group for the Fund consisting of 10 other retail insurance funds with similar investment style, expense structure and asset size as the Fund.
In their executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for the Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; (d) the Fund’s potential for achieving economies of scale; and (e) potential “fall-out” benefits to the Adviser. In support of its review of the statistical information, the Board discussed with Broadridge/Morningstar the description of the methodology used by Broadridge/Morningstar to determine the Fund’s Peer Group and Category and the results of the statistical information prepared by Broadridge/Morningstar. The Board observed that there is a range of insurance companies from which persons may purchase variable insurance products as well as investment options available to prospective shareholders of the Fund, including other mutual funds underlying their variable insurance product, and that the Fund’s shareholders have chosen to invest in the Fund as well as to purchase the variable insurance product in which the Fund is an investment option from their insurance company.
The following summarizes matters considered by the Board in connection with its continuance of the Agreement. However, the Board did not identify any single factor as all-important or controlling, each Director may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance.   The Board reviewed the Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index, including considering as appropriate their respective relative risk profiles. The Board noted that the Fund’s performance was below the performance of the Peer Group and Category medians and the benchmark index for the one-year period ended April 30, 2020. The Board also noted that the Fund outperformed the benchmark index, but not the Peer Group and Category medians, for the three-year period ended April 30, 2020. Further, the Board noted that the Fund outperformed the Peer Group and Category medians, but not the benchmark index, for the five-year period ended April 30, 2020. In addition, the Board noted that the Fund’s performance was above the performance of the Peer Group and Category medians and the benchmark index for the ten-year period ended April 30, 2020.
The Adviser’s Personnel and Methods.   The Board reviewed the background of the portfolio managers responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs, and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without additional cost beyond amounts required to be paid under the Adviser’s charter document. The Board also considered the Adviser’s implementation of, and continued operations under, its business continuity plan in response to the COVID-19 Pandemic, including not only the Adviser’s operations but the Adviser’s oversight of other Fund service providers who also implemented and are operating under their business continuity plans. The Board concluded that the Fund’s management team and the Adviser’s overall resources (including human resources, financial capital and liquidity) were adequate, and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement, including while operating remotely under the Adviser’s business continuity plan.
Adviser’s Fee.   The Board considered the Adviser’s fee rate under the Fund’s Agreement relative to the advisory fee rate applicable to the funds in the Peer Group and Category before applicable fee waivers. Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate was substantially less than the advisory fee rate of the Peer Group and Category medians. The Board concluded that the Fund’s fee rate for compensation for the services provided and costs borne by the Adviser was satisfactory for the purpose of approving continuance of the Agreement.
Expenses.   The Board also considered the Fund’s total expense ratio relative to its Peer Group and Category. Both before and after giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group and Category, the Fund’s expense ratio was less than the Peer Group and Category medians. The Distributor and the Board agreed to extend the Distributor’s contractual waiver of a portion of the Fund’s Rule 12b-1 fees which is projected to effectively reduce the Fund’s Rule 12b-1 fee rate from 0.40% to an amount equal to 0.27% of the Fund’s average daily net assets through June 30, 2021. The waiver cannot be changed during the contractual waiver period without the approval of the Board and the Distributor. The Board concluded that the average expense ratio was satisfactory for the purpose of approving continuance of the Agreement.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Fund’s overall compliance program and treasury function. The Board reviewed the services provided by the Adviser and the Distributor in supervising the Fund’s third-party service providers, including the Adviser’s recent request for proposal for transfer agency services that resulted in favorable fee concessions by the transfer agent for the Value Line fund family. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to the Fund’s shareholders.
Profitability.   The Board considered the level of profitability of the Adviser and the Distributor with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during the current and prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management, sub-transfer agency and/or Rule 12b-1 fees for certain funds, the Fund’s policy prohibiting the Adviser’s use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to the Fund, including the financial results derived from the Fund’s Agreement, was within a range the Board considered reasonable.
Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with the Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.
Economies of Scale.   The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser.   The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Fund.
Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which the Fund pays a fee to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that the Fund’s Agreement, and the Adviser’s fee rate thereunder, is fair and reasonable and voted to continue the Agreement.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. Regulatory filing of Forms N-PORT are available on the SEC’s website at http://www.sec.gov.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Item 2. Code of Ethics

Not Applicable.

Item 3. Audit Committee Financial Expert

Not Applicable.

Item 4. Principal Accountant Fees and Services

Not Applicable.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable

Item 13. Exhibits.

(a)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date: 8/25/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Christopher W. Roleke
Christopher W. Roleke, Treasurer, Principal Financial Officer

Date: 8/25/20